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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         INTERSTATE HOTELS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                                    --------
                             (State of Incorporation
                                or Organization)

                      680 Andersen Drive, Foster Plaza Ten
                            Pittsburgh, Pennsylvania
                    (Address of principal executive offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. [   ]

                                   75-2767215
                                   ----------
                                (I.R.S. Employer
                               Identification no.)

                                      15220
                                   (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ X ]

Securities Act registration statement file number to which this form relates:
                                                                     333-67065

Securities to be registered pursuant to Section 12(b) of the Act:


      Title of Each Class                 Name of Each Exchange on Which
      to be so Registered                 Each Class is to be Registered
      -------------------                 ------------------------------
        Not Applicable                            Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                      Class A Common Stock, $.01 par value
                      ------------------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         A description of the Common Stock of the Registrant is set forth in the information provided under "Description of Capital Stock" in the Information Statement/Prospectus forming part of the Form S-1 Registration Statement filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on November 10, 1998 (Registration No. 333-67065), as amended and including all exhibits thereto (the "Registration Statement"), which is incorporated herein by reference for all purposes.

ITEM 2.  EXHIBITS

(1) Specimen of the Class A Common Stock certificate (to be incorporated by reference to Exhibit 4.1 to the Registration Statement).

(2) (a) Form of Articles of Amendment and Restatement of Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

     (b) Form of Amended and Restated Bylaws of Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

     (c) Form of Shareholder Rights Plan of Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement).

     (d) Form of Distribution Agreement (incorporated by reference to Exhibit
     2.1 to the Registration Statement).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    INTERSTATE HOTELS CORPORATION


Date: June 2, 1999                  By: /s/ J. WILLIAM RICHARDSON
                                        -----------------------------------
                                        J. William Richardson
                                        Chief Financial Officer, Executive Vice
                                        President, Finance and Administration